SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ______)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-12

INDUSTRIAL SERVICES OF AMERICA, INC.

_______________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)     Title of each class of securities to which transaction applies:

                     ________________________________________________

            (2)     Aggregate number of securities to which transaction applies:

                     ________________________________________________

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ________________________________________________

(4)     Proposed maximum aggregate value of transaction:

         ________________________________________________

(5)     Total fee paid:

         ________________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

         _______________________________________________

(2)     Form, Schedule or Registration Statement No.:

         _______________________________________________

(3)     Filing Party:

         _______________________________________________

(4)     Date Filed:

         _______________________________________________

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder/Stockholder Meeting to Be Held at 10:00 a.m., June 16, 2009.

Name

            Address

            City, State Zip Code

As part of our efforts to cut unnecessary expenses and conserve the environment, Industrial Services of America, Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/4877

The annual shareholder/stockholder meeting will be held at 10:00 a.m. (Eastern Daylight Time), on Tuesday June 16, 2009, at Building 1, 7100 Grade Lane, Louisville, Kentucky  40213. The matters to be covered are noted  below:

1.       To elect five (5) directors for a term expiring in 2010; and

2.       To ratify the selection of Mountjoy & Bressler, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.       To ratify a proposed long term incentive plan, including the reservation of 800,000 shares of our common stock for issuance under the plan; and

4.       To approve the issuance of an additional 40,000 shares from 100,000 to 140,000 for Mr. Brian Donaghy, our President and Chief Operating Officer,  pursuant to our amended executive employment agreement with him; and

5.       To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of Industrial Services of America, Inc. recommends voting for the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number, both of which will be included on the proxy card. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the proxy card you will receive and sign and return it in the accompanying Business Reply Envelope. If you wish to vote in person at the Annual Meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. Thank you for your continued support!

If you want to receive a paper copy of these documents, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by June 2, 2009 to ensure delivery before the shareholder meeting.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

--     Call our toll-free number, (800) 951-2405; or

--     Visit our website at http://www.cfpproxy.com/4877

--     Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

'Shareholder Control Number'

REVOCABLE PROXY

INDUSTRIAL SERVICES OF AMERICA, INC.

Notice of Annual Meeting of Shareholders

To Be Held on June 16, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder of record herby appoints Harry Kletter and Michael Shannonhouse, and either of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Shareholders of Industrial Services of America, Inc. (the "Company"), to be held at Building No. 1, 7100 Grade Lane, Louisville, Kentucky, on Tuesday June 16, 2009, at 10:00 a.m., local time, and any adjournments thereof, and to vote all share of the common stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in this Proxy and at their discretion, upon such other matters as may properly come before this meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder of record.  If no direction is made, the Proxy will be voted FOR all proposals.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

INDUSTRIAL SERVICES OF AMERICA, INC. -- ANNUAL MEETING, JUNE 16, 2009:

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/4877

You can vote in one of three ways:

1.         Call toll free 1-866-214-3763 on a Touch-Tone Phone.  There is NO CHARGE to you for this call.

or

2.         Via the Internet at https://www.proxyvotenow.com/idsa and follow the instructions.

or

3.         Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

X	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY INDUSTRIAL SERVICES OF AMERICA, INC.	Annual Meeting of Shareholders JUNE 16, 2009

	For	Withhold All	For All Except		For	Against	Abstain
Proposal 1. To elect five (5) directors for a term expiring in 2010;				Proposal 2. To ratify the selection of Mountjoy & Bressler, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

(1) Harry Kletter (2) Roman Epelbaum (3) Orson Oliver				Proposal 3. To ratify a proposed long term incentive plan, including the reservation of 800,000 shares of our common stock for issuance under the plan; and
(4) Albert Cozzi
(5) Brian Donaghy				Proposal 4: To approve the issuance of an additional 40,000
shares from 100,000 to 140,000 for Mr. Brian Donaghy, our
President and Chief Operating Officer, pursuant to our
employment agreement with him; and

Proposal 5. To transact such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

          Only shareholders of record at close of business on April 20, 2009 are entitled to notice of and to vote at the annual meeting.  In the event the annual meeting should be adjourned to a date or dates later than June 16, 2009, the Board of Directors will establish a new record date for purposes of determining those shareholders entitled to notice of and to vote at any such adjournments.  The transfer books will not be closed.

          WHETHER OR NOT YOU PLAN TO ATTEND THE METING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE OVER THE INTERNET OR BY TELEPHONE.  IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

Mark here if you plan to attend the meeting

Mark here for address change and note change

Please be sure to date and sign this proxy card in the box below.	Date
Sign above				Note: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.     By Mail; or

2.     By Telephone (using a Touch-Tone Phone); or

3.     By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy.  Please note telephone and Internet votes must be cast prior to 3 a.m., June 16, 2009.  It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., June 16, 2009 1-866-214-3763	Vote by Internet anytime prior to 3 a.m., June 16, 2009 go to https://www.proxyvotenow.com/idsa

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/4877

Your vote is important!